UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2018

Date of reporting period:	July 1, 2017 — December 31, 2017

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Equity Fund

Semiannual report
12 | 31 | 17

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
POVSX

Putnam
International Equity
Fund

Semiannual report
12 | 31 | 17

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Investments focused in a single region may be affected by common economic forces and other factors. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

February 8, 2018

Dear Fellow Shareholder:

We enter 2018 on the heels of an impressive year for global stock markets. While bond market performance was a bit uneven in 2017, stocks in most regions worldwide delivered solid advances and encountered very little volatility. As seasoned investors, we realize that benign markets like this rarely last long, and we are monitoring risks accordingly.

Although no one can predict the direction of the markets in the months ahead, Putnam’s experienced investment professionals actively seek to position their fund portfolios for all types of conditions. They take a research-intensive approach to investing that includes risk management strategies designed to serve investors through changing markets.

In all environments, we believe investors should remain focused on time-tested strategies: maintain a well-diversified portfolio, think about long-term goals, and speak regularly with your financial advisor. In the following pages, you will find an overview of your fund’s performance for the reporting period as well as an outlook for the coming months.

Thank you for investing with Putnam.

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

Seeking attractively valued companies with a catalyst for change

In Putnam International Equity Fund, Portfolio Manager Simon (Sam) Davis looks for stocks with two key characteristics: they must be cheap and they must offer a catalyst for positive change. Otherwise, the fund has the flexibility to go across market cap, geography, and growth or value investment styles.

2 International Equity Fund

Economic activity is strengthening in international markets

Growth in investment, trade, manufacturing, and rising business and consumer confidence are driving economic expansion in key global markets. Upward GDP revisions for the eurozone, Japan, China, emerging Europe, and Russia, more than offset downward revisions for the United States, the United Kingdom, and India.

* Estimated.

Source: International Monetary Fund, World Economic Outlook Database, October 2017 (most recent data available).

International Equity Fund 3

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–11 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 12/31/17. See above and pages 10–11 for additional fund performance information. Index descriptions can be found on pages 14–15.

4 International Equity Fund

Sam is Co-Head of Equities at Putnam. He has a B.A. from Oxford University. Sam joined Putnam in 2000 and has been in the investment industry since 1988.

Sam, describe the environment for global equities during the six-month reporting period?

International equities continued to deliver impressive performance for the six-month reporting period. Investors in most markets worldwide shrugged off geopolitical and economic risks, embraced equities, and drove markets considerably higher. Most notable was the performance of emerging-market stocks, which rallied throughout the third and fourth quarters of 2017. Healthy corporate earnings growth and few signs of recessionary trends in most economies worldwide allowed equities to maintain their strength. Technology stocks propelled equity markets higher, especially in Asia.

The global upswing in economic activity also strengthened in 2017. Global growth, which in 2016 was the weakest since the 2008 financial crisis at 3.2%, was projected to rise to 3.6% in 2017 and to 3.7% in 2018, according to the International Monetary Fund in October. In Europe, a pickup in economic recovery and central bank monetary stimulus boosted equities in the second half of 2017. Japan and China also offered an attractive mix of

International Equity Fund 5

Allocations are shown as a percentage of the fund’s net assets as of 12/31/17. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 12/31/17. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

6 International Equity Fund

opportunities for equity investors. China’s growth beat expectations and rose to 6.9% in 2017 from 6.7% in 2016. Chinese President Xi Jinping secured a second term in office in October 2017, promising economic reforms amid concerns about rising property prices and debt risks at state-owned enterprises.

In terms of monetary policies, the U.S. Federal Reserve gradually stepped up the pace of tightening by raising interest rates and shrinking its balance sheet during the reporting period. Meanwhile, the Bank of Japan’s monetary policy remained unchanged, while the European Central Bank [ECB] said it will start tapering by reducing its bond-buying program in 2018.

How did Putnam International Equity Fund perform in this environment?

The fund outperformed its benchmark, the MSCI EAFE Index [ND], for the six-month period. It returned 10.32% compared with 9.86% for the MSCI EAFE Index and an average 9.71% for its Lipper peer group.

What stocks contributed to fund performance in the period?

The top contributor to performance for the period was Germany’s Uniper SE, a power generation and energy trading company formed in 2016 as a spin-off from E.ON, a top German energy company. Uniper performed well during the period as power prices in Germany rose on the back of an economic recovery. Although Uniper was formed almost two years ago, investors have just recently begun to recognize its attractive valuation. This is not unusual for spin-offs; it often takes time for the markets to assess the value of a new entity. Also helping Uniper’s share price was the announcement that E.ON would sell its 47% stake in Uniper to Fortum, a Scandinavian utility.

Rohm, a Japanese manufacturer of electronic components and semiconductors, was the number-two contributor to fund performance.

Rohm provides electronic components, including integrated circuits, semiconductor lasers, and optical modules to the automotive, telecommunications, and computer sectors, and for use in automated applications. We believe the company’s stock is strongly positioned in the growing digital technology market. The stock was cheap going into 2017, in our view. Rohm performed well during the reporting period given its attractive valuations and improving fundamentals.

Another portfolio highlight was Tencent Holdings, a multifaceted Chinese internet and social network behemoth. The company continues to show very high rates of growth and an improving ability to monetize its many offerings to China’s billion-plus population. Those offerings include digital payment app TenPay, video streaming, consumer finance, video games, and e-commerce. Tencent, created almost two decades ago as a desktop messaging platform, is also bankrolling an expansion into newer markets.

What stocks detracted from the fund’s performance during the period?

Altice, a Netherlands-based telecommunications company, was the top detractor. The stock declined as subsidiary SFR Group, a French telecom operator, underperformed. Investors were also concerned about Altice’s debt levels and plans for additional acquisitions. The stock remained in the portfolio at the close of the period because we believe it offers attractive growth potential despite its recent weakness. Altice has started to make changes to decrease its leverage, and it recently announced plans to spin off its U.S.-based cable-television business, which we believe will be favorable for its shares.

International Equity Fund 7

Another disappointment was Nokia, a Finland-based telecommunications company. We expected Nokia, which provides equipment for mobile and fixed-line networks, to thrive amid anticipated industry consolidation, and for the telecom equipment market to recover after three years of contraction. However, the decline continued throughout 2017 and, despite the growth potential of Nokia’s intellectual property business, the stock struggled under challenging conditions.

Bayer, a diversified health-care company in Germany, also weighed on performance. Larger health-care stocks did not perform well in 2017. This is partly because investors preferred riskier stocks, such as smaller companies with higher growth potential. Bayer also declined on concerns about inventory issues in Latin America, and a pending merger with agrochemical company Monsanto.

How did derivatives impact fund performance?

During the period, we used forward currency contracts — agreements between two parties to buy and sell currencies at a set price on a future date — to help hedge foreign exchange risk. This strategy had a slightly negative impact on the fund’s relative performance for the six-month period.

What is your investment outlook as the fund begins the second half of its fiscal year?

We expect synchronized economic growth across most regions of the world in 2018, along with healthy corporate earnings growth and a relatively benign interest-rate environment. We expect the Fed to gradually raise interest rates and slowly unwind its post-crisis stimulus program. We believe these factors will contribute to further upside potential for stocks. In our view, equities still appear to be an attractive choice for investors; stocks are cheap relative to other asset classes, such as bonds.

In our view, Europe is among the most interesting regions because its economic cycle is delayed relative to other regions. We believe European stocks offer more attractive valuations, and could also be supported by the recovery in domestic demand and reduced political risk. However, we believe that one potential source of political and market risk is the March 2018 elections in Italy. A right-wing coalition government could affect investors’ sentiment. Still, in our view, this is an unlikely outcome, and we don’t expect the ballot to

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 International Equity Fund

affect the integrity of the eurozone. Meanwhile, we anticipate the ECB will apply a measured withdrawal of stimulus to continue to spur economic growth. The ECB currently plans to extend its quantitative easing program, but with lower monthly bond purchases.

In Asia, we believe China’s economic growth will slow this year after two years of strong government stimulus. President Xi has announced plans to pivot from growth-enhancing policies to those that rein in credit expansion and encourage more environmentally-friendly development. China has a history of overtightening and of boom and bust cycles. While we believe these are potential risks, they will not affect our strategy for investing in China.

Thank you, Sam, for this update on the fund.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

International Equity Fund 9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended December 31, 2017, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
Class A (2/28/91)
Before sales charge	7.47%	14.87%	1.40%	46.87%	7.99%	23.26%	7.22%	26.47%	10.32%
After sales charge	7.23	8.27	0.80	38.43	6.72	16.17	5.12	19.20	3.97
Class B (6/1/94)
Before CDSC	7.21	8.11	0.78	41.39	7.17	20.47	6.40	25.50	9.89
After CDSC	7.21	8.11	0.78	39.39	6.87	17.47	5.51	20.50	4.89
Class C (7/26/99)
Before CDSC	6.67	6.57	0.64	41.46	7.18	20.47	6.41	25.54	9.94
After CDSC	6.67	6.57	0.64	41.46	7.18	20.47	6.41	24.54	8.94
Class M (12/1/94)
Before sales charge	6.92	9.28	0.89	43.18	7.44	21.42	6.68	25.84	10.07
After sales charge	6.78	5.46	0.53	38.17	6.68	17.17	5.42	21.44	6.22
Class R (1/21/03)
Net asset value	7.20	12.00	1.14	44.98	7.71	22.33	6.95	26.14	10.22
Class R5 (7/2/12)
Net asset value	7.70	18.26	1.69	49.16	8.33	24.38	7.54	26.84	10.50
Class R6 (7/2/12)
Net asset value	7.73	18.99	1.75	50.02	8.45	24.81	7.67	27.00	10.57
Class Y (7/12/96)
Net asset value	7.69	17.75	1.65	48.69	8.26	24.16	7.48	26.76	10.45

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

10 International Equity Fund

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Comparative index returns For periods ended 12/31/17

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year	6 months
MSCI EAFE Index (ND)	5.41%	21.19%	1.94%	46.25%	7.90%	25.26%	7.80%	25.03%	9.86%
Lipper International
Multi-Cap Core Funds	5.92	22.48	1.92	44.28	7.57	25.53	7.85	25.23	9.71
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 12/31/17, there were 452, 433, 343, 283, 184, and 6 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 12/31/17

Distributions	Class A		Class B	Class C	Class M		Class R	ClassR5	ClassR6	Class Y
Number	1		—	—	—		1	1	1	1
Income	$0.085		—	—	—		$0.047	$0.106	$0.195	$0.156
Capital gains	—		—	—	—		—	—	—	—
Total	$0.085		—	—	—		$0.047	$0.106	$0.195	$0.156
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
6/30/17	$23.80	$25.25	$22.66	$22.94	$23.14	$23.98	$23.37	$24.15	$24.19	$24.09
12/31/17	26.17	27.77	24.90	25.22	25.47	26.39	25.71	26.58	26.55	26.45

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

International Equity Fund 11

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 6/30/17	1.23%	1.98%	1.98%	1.73%	1.48%	0.89%	0.79%	0.98%
Annualized expense ratio
for the six-month period
ended 12/31/17*	1.22%	1.97%	1.97%	1.72%	1.47%	0.89%	0.79%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Includes a decrease of 0.01% from annualizing the performance fee adjustment for the six months ended 12/31/17.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 7/1/17 to 12/31/17. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.47	$10.42	$10.42	$9.11	$7.79	$4.72	$4.19	$5.15
Ending value (after expenses)	$1,103.20	$1,098.90	$1,099.40	$1,100.70	$1,102.20	$1,105.00	$1,105.70	$1,104.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

12 International Equity Fund

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 12/31/17, use the following calculation method. To find the value of your investment on 7/1/17, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000 *†	$6.21	$10.01	$10.01	$8.74	$7.48	$4.53	$4.02	$4.94
Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,016.53	$1,017.80	$1,020.72	$1,021.22	$1,020.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/17. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

International Equity Fund 13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are only available to employer-sponsored retirement plans.

Class R5 and R6 shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

14 International Equity Fund

ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2017, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of December 31, 2017, Putnam employees had approximately $524,000,000 and the Trustees had approximately $91,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Equity Fund 15

Financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

16 International Equity Fund

The fund’s portfolio 12/31/17 (Unaudited)

COMMON STOCKS (96.9%)*	Shares	Value
Argentina (0.9%)
Grupo Financiero Galicia SA ADR	134,700	$8,869,995
		8,869,995
Australia (2.5%)
Challenger, Ltd.	1,578,738	17,244,698
Iluka Resources, Ltd.	1,037,684	8,225,642
		25,470,340
Brazil (1.0%)
IRB Brasil Resseguros SA	995,700	10,205,842
		10,205,842
Canada (2.9%)
Cenovus Energy, Inc.	1,115,400	10,186,788
Constellation Software, Inc.	13,400	8,123,364
Magna International, Inc.	208,800	11,833,661
		30,143,813
China (2.1%)
Alibaba Group Holding, Ltd. ADR † S	62,900	10,845,847
Tencent Holdings, Ltd.	205,400	10,618,149
		21,463,996
Denmark (1.3%)
Danske Bank A/S	341,663	13,282,584
		13,282,584
Finland (1.0%)
Nokia OYJ	2,107,112	9,856,974
		9,856,974
France (11.3%)
Airbus SE	155,462	15,438,257
Eurazeo SA	116,112	10,709,927
Natixis SA	1,510,363	11,948,255
Sanofi	164,567	14,169,805
Societe Generale SA	277,889	14,327,302
Total SA	396,370	21,869,832
Valeo SA	202,170	15,066,098
Veolia Environnement SA	507,451	12,947,029
		116,476,505
Germany (12.1%)
Adidas AG	62,340	12,444,562
BASF SE	133,380	14,637,810
Bayer AG	163,690	20,358,950
Delivery Hero Holding GmbH †	180,847	7,153,152
Evonik Industries AG	325,265	12,202,839
FabFurnish GmbH (acquired various dates from 8/2/13 to 8/31/16, cost
$20) (Private) † ∆∆ F	30	27
KION Group AG	117,717	10,156,226
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $20) (Private) † ∆∆ F	15	14
New Middle East Other Assets GmbH (acquired 8/2/13, cost $8)
(Private) † ∆∆ F	6	5
Rheinmetall AG	95,307	12,102,123

International Equity Fund 17

COMMON STOCKS (96.9%)* cont.	Shares	Value
Germany cont.
Siemens AG	152,929	$21,218,749
Uniper SE	447,051	13,944,817
		124,219,274
Hong Kong (2.3%)
Techtronic Industries Co., Ltd.	1,576,500	10,275,362
WH Group, Ltd.	12,111,000	13,651,467
		23,926,829
Ireland (3.2%)
Bank of Ireland Group PLC †	961,358	8,178,049
CRH PLC	337,141	12,128,738
Kerry Group PLC Class A	110,298	12,369,674
		32,676,461
Italy (2.3%)
Eni SpA	753,839	12,466,116
Pirelli & C SpA †	1,225,498	10,645,941
		23,112,057
Japan (21.8%)
Asahi Group Holdings, Ltd.	224,100	11,110,647
Chugai Pharmaceutical Co., Ltd.	203,900	10,426,140
Hoya Corp.	333,800	16,679,285
Japan Airlines Co., Ltd.	239,900	9,387,271
Komatsu, Ltd.	469,500	17,006,898
Kyudenko Corp.	246,700	11,891,706
Nintendo Co., Ltd.	30,400	11,067,180
NSK, Ltd.	1,109,400	17,473,647
ORIX Corp.	1,121,600	18,964,341
Rohm Co., Ltd.	126,300	13,914,277
Shiseido Co., Ltd.	227,900	10,985,080
SMC Corp.	23,100	9,512,239
Sony Corp.	403,400	18,120,330
Sumitomo Mitsui Financial Group, Inc.	406,300	17,548,094
Takeda Pharmaceutical Co., Ltd.	208,600	11,810,222
TDK Corp.	131,200	10,472,493
Toshiba Corp. †	2,788,000	7,837,025
		224,206,875
Luxembourg (—%)
Global Fashion Group SA (acquired 8/2/13, cost $1,009,308) (Private) † ∆∆ F	23,826	229,858
		229,858
Netherlands (7.3%)
Altice NV Class A † S	496,627	5,195,233
Heineken NV	116,172	12,109,115
ING Groep NV	1,214,493	22,347,643
Koninklijke Ahold Delhaize NV	704,398	15,459,988
Unilever NV ADR	357,433	20,082,133
		75,194,112
Norway (1.0%)
Norsk Hydro ASA	1,386,490	10,482,512
		10,482,512

18 International Equity Fund

COMMON STOCKS (96.9%)* cont.	Shares	Value
South Korea (1.4%)
Samsung Electronics Co., Ltd. (Preference)	4,535	$8,840,589
SK Hynix, Inc.	73,190	5,167,854
		14,008,443
Spain (1.8%)
Aena SME SA	42,254	8,554,018
CaixaBank SA	2,063,680	9,598,804
		18,152,822
Sweden (2.3%)
Assa Abloy AB Class B	558,558	11,590,306
Com Hem Holding AB	780,970	11,936,416
		23,526,722
Switzerland (1.0%)
Partners Group Holding AG	14,603	10,006,500
		10,006,500
United Kingdom (14.0%)
Associated British Foods PLC	301,061	11,445,272
AstraZeneca PLC	218,225	14,975,256
Compass Group PLC	546,913	11,825,876
Diageo PLC	378,812	13,863,891
Dixons Carphone PLC	3,430,346	9,213,880
Micro Focus International PLC	264,454	8,975,038
Prudential PLC	853,422	21,941,623
Rio Tinto PLC	359,827	18,990,643
RPC Group PLC	777,158	9,193,235
Shire PLC	284,998	14,782,379
Virgin Money Holdings UK PLC	2,275,245	8,700,103
		143,907,196
United States (3.4%)
Alphabet, Inc. Class C †	8,411	8,801,270
Amazon.com, Inc. †	7,200	8,420,184
Johnson Controls International PLC	209,000	7,964,990
KKR & Co. LP	480,100	10,110,910
		35,297,354
Total common stocks (cost $838,110,557)		$994,717,064

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired various dates from
7/11/16 to 9/14/17, cost $121,606) (Luxembourg) (Private) † ∆∆ F	18,499	$182,036
Total convertible preferred stocks (cost $121,606)		$182,036

	Principal
U.S. TREASURY OBLIGATIONS (—%)*	amount	Value
U.S. Treasury Notes 1.875%, 3/31/22 [i]	$142,000	$141,064
Total U.S. treasury obligations (cost $141,064)		$141,064

International Equity Fund 19

	Principal amount/
SHORT-TERM INVESTMENTS (4.5%)*		shares	Value
Putnam Cash Collateral Pool, LLC 1.55% [d]	Shares	14,819,358	$14,819,358
Putnam Short Term Investment Fund 1.45% L	Shares	27,742,862	27,742,862
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.21% P	Shares	211,000	211,000
U.S. Treasury Bills 1.040%, 1/18/18 ∆		$72,000	71,953
U.S. Treasury Bills 1.081%, 2/8/18		779,000	777,896
U.S. Treasury Bills 1.117%, 2/15/18 ∆		672,000	670,858
U.S. Treasury Bills 1.121%, 2/1/18 ∆		504,000	503,414
U.S. Treasury Bills 1.134%, 1/25/18		593,000	592,467
U.S. Treasury Bills 1.149%, 1/4/18		12,000	11,998
U.S. Treasury Bills 1.320%, 3/15/18		584,000	582,369
Total short-term investments (cost $45,984,934)			$45,984,175

TOTAL INVESTMENTS
Total investments (cost $884,358,161)	$1,041,024,339

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2017 through December 31, 2017 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,026,864,469.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $411,940, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $610,139 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 7).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

20 International Equity Fund

At the close of the reporting period, the fund maintained liquid assets totaling $851,922 to cover certain derivative contracts.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	20.8%
Industrials	15.6
Consumer staples	11.8
Information technology	11.1
Consumer discretionary	11.0
Health care	10.1

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $270,622,759) (Unaudited)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	1/17/18	$3,695,803	$3,699,972	$(4,169)
	British Pound	Buy	3/21/18	1,990,061	1,992,328	(2,267)
	Canadian Dollar	Sell	1/17/18	3,685,036	3,625,660	(59,376)
	Euro	Sell	3/21/18	7,657,756	7,621,263	(36,493)
	Hong Kong Dollar	Buy	2/22/18	93,786	94,044	(258)
Barclays Bank PLC
	Hong Kong Dollar	Sell	2/22/18	141,217	141,609	392
	Swiss Franc	Buy	3/21/18	36,949,333	36,641,760	307,573
Citibank, N.A.
	Australian Dollar	Buy	1/17/18	8,155,001	8,049,825	105,176
	British Pound	Buy	3/21/18	3,942,357	3,946,496	(4,139)
	Canadian Dollar	Sell	1/17/18	2,426,213	2,442,457	16,244
	Danish Krone	Buy	3/21/18	4,944,245	4,924,553	19,692
	Euro	Sell	3/21/18	2,710,495	2,696,571	(13,924)
	Japanese Yen	Buy	2/22/18	2,271,628	2,089,346	182,282
	New Zealand Dollar	Buy	1/17/18	40,602	41,168	(566)
Credit Suisse International
	Australian Dollar	Buy	1/17/18	2,595,184	2,599,064	(3,880)
	Australian Dollar	Sell	1/17/18	2,595,184	2,601,476	6,292
	Euro	Sell	3/21/18	9,621,738	9,538,522	(83,216)
	Swedish Krona	Buy	3/21/18	56,021	55,076	945
Goldman Sachs International
	British Pound	Buy	3/21/18	9,290,562	9,298,393	(7,831)
	Chinese Yuan (Offshore)	Sell	2/22/18	21,508,591	21,056,361	(452,230)
	Euro	Sell	3/21/18	4,725,827	4,658,675	(67,152)
	Japanese Yen	Buy	2/22/18	214,244	212,003	2,241
HSBC Bank USA, National Association
	New Zealand Dollar	Buy	1/17/18	1,737,238	1,761,502	(24,264)

International Equity Fund 21

FORWARD CURRENCY CONTRACTS at 12/31/17 (aggregate face value $270,622,759) (Unaudited) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	1/17/18	$2,595,184	$2,601,742	$(6,558)
	British Pound	Buy	3/21/18	11,930,351	11,945,999	(15,648)
	Canadian Dollar	Sell	1/17/18	2,766,721	2,784,403	17,682
	Euro	Sell	3/21/18	9,209,606	9,130,711	(78,895)
	Japanese Yen	Buy	2/22/18	9,515,377	9,426,063	89,314
	Norwegian Krone	Sell	3/21/18	3,068,371	3,045,108	(23,263)
	Singapore Dollar	Buy	2/22/18	12,401,116	12,207,249	193,867
	South Korean Won	Sell	2/22/18	14,970,971	14,411,094	(559,877)
	Swedish Krona	Buy	3/21/18	4,707,916	4,625,019	82,897
	Swiss Franc	Buy	3/21/18	35,748,009	35,435,822	312,187
State Street Bank and Trust Co.
	Australian Dollar	Buy	1/17/18	468,851	469,455	(604)
	British Pound	Sell	3/21/18	73,907	73,409	(498)
	Euro	Sell	3/21/18	15,596,373	15,461,925	(134,448)
	Israeli Shekel	Buy	1/17/18	4,872,942	4,809,424	63,518
	Japanese Yen	Buy	2/22/18	6,440,235	6,498,789	(58,554)
WestPac Banking Corp.
	Canadian Dollar	Sell	1/17/18	2,508,177	2,524,752	16,575
	Japanese Yen	Buy	2/22/18	5,441,126	5,383,671	57,455
Unrealized appreciation						1,474,332
Unrealized (depreciation)						(1,638,110)
Total						$(163,778)

* The exchange currency for all contracts listed is the United States Dollar.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Argentina	$8,869,995	$—	$—
Australia	—	25,470,340	—
Brazil	10,205,842	—	—
Canada	30,143,813	—	—
China	10,845,847	10,618,149	—
Denmark	—	13,282,584	—
Finland	—	9,856,974	—
France	—	116,476,505	—
Germany	—	124,219,228	46

22 International Equity Fund

		Valuation inputs
Investments in securities: cont.	Level 1	Level 2	Level 3
Common stocks cont.:
Hong Kong	$—	$23,926,829	$—
Ireland	—	32,676,461	—
Italy	—	23,112,057	—
Japan	—	224,206,875	—
Luxembourg	—	—	229,858
Netherlands	—	75,194,112	—
Norway	—	10,482,512	—
South Korea	—	14,008,443	—
Spain	—	18,152,822	—
Sweden	—	23,526,722	—
Switzerland	—	10,006,500	—
United Kingdom	—	143,907,196	—
United States	35,297,354	—	—
Total common stocks	95,362,851	899,124,309	229,904

Convertible preferred stocks	—	—	182,036
U.S. treasury obligations	—	141,064	—
Short-term investments	27,953,862	18,030,313	—
Totals by level	$123,316,713	$917,295,686	$411,940

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$(163,778)	$—
Totals by level	$—	$(163,778)	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 23

Statement of assets and liabilities 12/31/17 (Unaudited)

ASSETS
Investment in securities, at value, including $14,453,643 of securities on loan (Notes 1 and 7):
Unaffiliated issuers (identified cost $841,795,941)	$998,462,119
Affiliated issuers (identified cost $42,562,220) (Notes 1 and 5)	42,562,220
Foreign currency (cost $628,817) (Note 1)	653,346
Dividends, interest and other receivables	1,500,914
Foreign tax reclaim	565,008
Receivable for shares of the fund sold	1,723,010
Unrealized appreciation on forward currency contracts (Note 1)	1,474,332
Prepaid assets	61,425
Total assets	1,047,002,374

LIABILITIES
Payable for shares of the fund repurchased	999,360
Payable for compensation of Manager (Note 2)	580,120
Payable for custodian fees (Note 2)	34,187
Payable for investor servicing fees (Note 2)	334,055
Payable for Trustee compensation and expenses (Note 2)	728,850
Payable for administrative services (Note 2)	10,455
Payable for distribution fees (Note 2)	488,227
Unrealized depreciation on forward currency contracts (Note 1)	1,638,110
Collateral on securities loaned, at value (Note 1)	14,819,358
Collateral on certain derivative contracts, at value (Notes 1 and 7)	352,064
Other accrued expenses	153,119
Total liabilities	20,137,905

Net assets	$1,026,864,469

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,848,816,409
Distributions in excess of net investment income (Note 1)	(4,813,659)
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(973,704,019)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	156,565,738
Total — Representing net assets applicable to capital shares outstanding	$1,026,864,469

(Continued on next page)

24 International Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($693,352,715 divided by 26,495,836 shares)	$26.17
Offering price per class A share (100/94.25 of $26.17)*	$27.77
Net asset value and offering price per class B share ($7,966,833 divided by 319,924 shares)**	$24.90
Net asset value and offering price per class C share ($43,413,248 divided by 1,721,562 shares)**	$25.22
Net asset value and redemption price per class M share ($11,411,672 divided by 448,089 shares)	$25.47
Offering price per class M share (100/96.50 of $25.47)*	$26.39
Net asset value, offering price and redemption price per class R share
($4,211,247 divided by 163,820 shares)	$25.71
Net asset value, offering price and redemption price per class R5 share
($2,021,056 divided by 76,027 shares)	$26.58
Net asset value, offering price and redemption price per class R6 share
($103,493,824 divided by 3,898,801 shares)	$26.55
Net asset value, offering price and redemption price per class Y share
($160,993,874 divided by 6,086,535 shares)	$26.45

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 25

Statement of operations Six months ended 12/31/17 (Unaudited)

INVESTMENT INCOME
Dividends (net of foreign tax of $603,108)	$6,825,372
Interest (including interest income of $96,561 from investments in affiliated issuers) (Note 5)	113,725
Securities lending (net of expenses) (Notes 1 and 5)	25,821
Total investment income	6,964,918

EXPENSES
Compensation of Manager (Note 2)	3,377,067
Investor servicing fees (Note 2)	1,055,288
Custodian fees (Note 2)	57,481
Trustee compensation and expenses (Note 2)	2,145
Distribution fees (Note 2)	1,163,965
Administrative services (Note 2)	18,479
Other	227,852
Total expenses	5,902,277
Expense reduction (Note 2)	(22,337)
Net expenses	5,879,940

Net investment income	1,084,978

Net realized gain on securities from unaffiliated issuers (Notes 1 and 3)	32,129,712
Net realized loss on forward currency contracts (Note 1)	(5,126,919)
Net realized gain on foreign currency transactions (Note 1)	153,452
Net unrealized appreciation of securities in unaffiliated issuers during the period	68,386,960
Net unrealized depreciation of forward currency contracts during the period	(630,740)
Net unrealized appreciation of assets and liabilities in foreign currencies during the period	1,863
Net gain on investments	94,914,328

Net increase in net assets resulting from operations	$95,999,306

The accompanying notes are an integral part of these financial statements.

26 International Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 12/31/17*	Year ended 6/30/17
Operations
Net investment income	$1,084,978	$11,736,319
Net realized gain on investments
and foreign currency transactions	27,156,245	54,094,667
Net unrealized appreciation of investments and assets
and liabilities in foreign currencies	67,758,083	96,826,983
Net increase in net assets resulting from operations	95,999,306	162,657,969
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,249,729)	(18,512,664)
Class B	—	(198,935)
Class C	—	(1,021,025)
Class M	—	(245,873)
Class R	(7,637)	(84,963)
Class R5	(7,843)	(555,393)
Class R6	(754,986)	(2,303,336)
Class Y	(934,387)	(3,237,714)
Increase in capital from settlement payments	—	134,616
Increase (decrease) from capital share transactions (Note 4)	1,359,962	(97,442,557)
Total increase in net assets	93,404,686	39,190,125

NET ASSETS
Beginning of period	933,459,783	894,269,658
End of period (including distributions in excess
of net investment income of $4,813,659 and $1,944,055,
respectively)	$1,026,864,469	$933,459,783

* Unaudited.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 27

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
December 31, 2017**	$23.80	.02	2.44	2.46	(.09)	(.09)	—	$26.17	10.32*	$693,353	.62*	.10*	25*
June 30, 2017	20.49	.28	3.67	3.95	(.64)	(.64)	—	23.80	19.76	656,450	1.23	1.27	67
June 30, 2016	24.31	.32	(3.55)	(3.23)	(.59)	(.59)	—	20.49	(13.46)	647,864	1.27[e]	1.47[e]	77
June 30, 2015	25.33	.29	(1.09)	(.80)	(.22)	(.22)	—	24.31	(3.12)	834,109	1.26	1.19	69
June 30, 2014	20.26	.20	5.01	5.21	(.17)	(.17)	.03[f]	25.33	25.92	919,776	1.30	.83	67
June 30, 2013	16.78	.20	3.47	3.67	(.19)	(.19)	—	20.26	21.92	800,600	1.32	1.06	86
Class B
December 31, 2017**	$22.66	(.07)	2.31	2.24	—	—	—	$24.90	9.89*	$7,967	1.00*	(.28)*	25*
June 30, 2017	19.51	.10	3.51	3.61	(.46)	(.46)	—	22.66	18.84	8,315	1.98	.46	67
June 30, 2016	23.14	.14	(3.37)	(3.23)	(.40)	(.40)	—	19.51	(14.09)	10,121	2.02[e]	.66[e]	77
June 30, 2015	24.08	.09	(1.02)	(.93)	(.01)	(.01)	—	23.14	(3.86)	14,821	2.01	.39	69
June 30, 2014	19.27	.01	4.77	4.78	—	—	.03[f]	24.08	24.96	20,183	2.05	.03	67
June 30, 2013	15.95	.05	3.30	3.35	(.03)	(.03)	—	19.27	21.04	21,761	2.07	.27	86
Class C
December 31, 2017**	$22.94	(.07)	2.35	2.28	—	—	—	$25.22	9.94*	$43,413	1.00*	(.28)*	25*
June 30, 2017	19.77	.11	3.54	3.65	(.48)	(.48)	—	22.94	18.79	41,292	1.98	.51	67
June 30, 2016	23.47	.15	(3.42)	(3.27)	(.43)	(.43)	—	19.77	(14.08)	47,141	2.02[e]	.72[e]	77
June 30, 2015	24.45	.11	(1.05)	(.94)	(.04)	(.04)	—	23.47	(3.83)	59,397	2.01	.46	69
June 30, 2014	19.58	.02	4.83	4.85	(.01)	(.01)	.03[f]	24.45	24.93	61,686	2.05	.08	67
June 30, 2013	16.22	.06	3.35	3.41	(.05)	(.05)	—	19.58	21.03	53,981	2.07	.31	86
Class M
December 31, 2017**	$23.14	(.04)	2.37	2.33	—	—	—	$25.47	10.07*	$11,412	.87*	(.16)*	25*
June 30, 2017	19.93	.17	3.57	3.74	(.53)	(.53)	—	23.14	19.14	10,977	1.73	.80	67
June 30, 2016	23.64	.19	(3.43)	(3.24)	(.47)	(.47)	—	19.93	(13.87)	10,247	1.77[e]	.90[e]	77
June 30, 2015	24.64	.15	(1.05)	(.90)	(.10)	(.10)	—	23.64	(3.65)	15,078	1.76	.66	69
June 30, 2014	19.72	.08	4.88	4.96	(.07)	(.07)	.03[f]	24.64	25.30	18,269	1.80	.33	67
June 30, 2013	16.34	.10	3.37	3.47	(.09)	(.09)	—	19.72	21.26	16,006	1.82	.55	86
Class R
December 31, 2017**	$23.37	(.01)	2.40	2.39	(.05)	(.05)	—	$25.71	10.22*	$4,211	.74*	(.03)*	25*
June 30, 2017	20.15	.23	3.59	3.82	(.60)	(.60)	—	23.37	19.39	3,671	1.48	1.08	67
June 30, 2016	23.87	.27	(3.49)	(3.22)	(.50)	(.50)	—	20.15	(13.66)	2,962	1.52[e]	1.23[e]	77
June 30, 2015	24.90	.23	(1.08)	(.85)	(.18)	(.18)	—	23.87	(3.37)	4,454	1.51	.99	69
June 30, 2014	19.94	.14	4.92	5.06	(.13)	(.13)	.03[f]	24.90	25.57	3,478	1.55	.59	67
June 30, 2013	16.52	.16	3.40	3.56	(.14)	(.14)	—	19.94	21.62	2,743	1.57	.84	86

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

28 International Equity Fund	International Equity Fund 29

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From net	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	investment income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R5
December 31, 2017**	$24.15	.06	2.48	2.54	(.11)	(.11)	—	$26.58	10.50*	$2,021	.45*	.24*	25*
June 30, 2017	20.79	.23[d]	3.85	4.08	(.72)	(.72)	—	24.15	20.14	1,452.89		1.07[d]	67
June 30, 2016	24.66	.40	(3.60)	(3.20)	(.67)	(.67)	—	20.79	(13.18)	16,211	.96[e]	1.81[e]	77
June 30, 2015	25.72	.44	(1.19)	(.75)	(.31)	(.31)	—	24.66	(2.84)	19,900.96		1.79	69
June 30, 2014	20.58	.63[g]	4.73	5.36	(.26)	(.26)	.04[f]	25.72	26.28	8,002.98		2.48[g]	67
June 30, 2013†	17.12	.29	3.38	3.67	(.21)	(.21)	—	20.58	21.51*	12	.94*	1.49*	86
Class R6
December 31, 2017**	$24.19	.08	2.48	2.56	(.20)	(.20)	—	$26.55	10.57*	$103,494	.40*	.31*	25*
June 30, 2017	20.82	.41	3.70	4.11	(.74)	(.74)	—	24.19	20.29	91,020.79		1.83	67
June 30, 2016	24.69	.59	(3.77)	(3.18)	(.69)	(.69)	—	20.82	(13.08)	66,136	.86[e]	2.75[e]	77
June 30, 2015	25.74	.39	(1.12)	(.73)	(.32)	(.32)	—	24.69	(2.75)	17,443.86		1.61	69
June 30, 2014	20.59	.31	5.08	5.39	(.28)	(.28)	.04[f]	25.74	26.44	17,762.88		1.28	67
June 30, 2013†	17.12	.56[h]	3.13	3.69	(.22)	(.22)	—	20.59	21.62*	13,856	.84*	2.63*h	86
Class Y
December 31, 2017**	$24.09	.05	2.47	2.52	(.16)	(.16)	—	$26.45	10.45*	$160,994	.49*	.21*	25*
June 30, 2017	20.74	.36	3.69	4.05	(.70)	(.70)	—	24.09	20.07	120,283.98		1.61	67
June 30, 2016	24.61	.40	(3.60)	(3.20)	(.67)	(.67)	—	20.74	(13.23)	93,588	1.02[e]	1.79[e]	77
June 30, 2015	25.66	.36	(1.12)	(.76)	(.29)	(.29)	—	24.61	(2.91)	92,613	1.01	1.49	69
June 30, 2014	20.52	.26	5.07	5.33	(.23)	(.23)	.04[f]	25.66	26.21	64,196	1.05	1.09	67
June 30, 2013	17.00	.24	3.52	3.76	(.24)	(.24)	—	20.52	22.19	53,813	1.07	1.27	86

* Not annualized.

** Unaudited.

† For the period July 3, 2012 (commencement of operations) to June 30, 2013.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d The net investment income ratio and per share amount shown for the period ended June 30, 2017 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

e Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

f Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following per share outstanding on November 27, 2013.

Per share
Class A	$0.03
Class B	0.03
Class C	0.03
Class M	0.03
Class R	0.03
Class R5	0.04
Class R6	0.04
Class Y	0.04

g The net investment income ratio and per share amount shown for the period ended June 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

h The net investment income ratio and per share amount shown for the period ended June 30, 2013 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

30 International Equity Fund	International Equity Fund 31

Notes to financial statements 12/31/17 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2017 through December 31, 2017.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those

32 International Equity Fund

estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition

International Equity Fund 33

of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case,

34 International Equity Fund

upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $862,244 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $610,139 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $14,819,358 and the value of securities loaned amounted to $14,453,643.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

International Equity Fund 35

At June 30, 2017, the fund had a capital loss carryover of $1,000,468,014 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover
Short-term	Long-term	Total	Expiration
$25,397,665	$—	$25,397,665	*
975,070,349	N/A	975,070,349	June 30, 2018

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer $1,670,421 to its fiscal year ending June 30, 2018 late year ordinary losses ((i) ordinary losses recognized between January 1, 2017 and June 30, 2017, and (ii) specified ordinary and currency losses recognized between November 1, 2016 and June 30, 2017).

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The aggregate identified cost on a tax basis is $885,024,046, resulting in gross unrealized appreciation and depreciation of $188,637,474 and $32,800,959, respectively, or net unrealized appreciation of $155,836,515.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s

36 International Equity Fund

assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.350% of the fund’s average net assets before a decrease of $53,535 (0.005% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2018, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (“retail account”) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$792,156	Class R5	1,203
Class B	9,535	Class R6	24,324
Class C	49,705	Class Y	160,572
Class M	13,191	Total	$1,055,288
Class R	4,602

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances.

International Equity Fund 37

The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $631 under the expense offset arrangements and by $21,706 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $723, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (“Maximum %”) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (“Approved %”) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$855,420
Class B	1.00%	1.00%	41,173
Class C	1.00%	1.00%	214,702
Class M	1.00%	0.75%	42,733
Class R	1.00%	0.50%	9,937
Total			$1,163,965

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $24,651 and $549 from the sale of class A and class M shares, respectively, and received $1,903 and $59 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $11 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$243,940,114	$271,992,489
U.S. government securities (Long-term)	—	—
Total	$243,940,114	$271,992,489

38 International Equity Fund

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	821,357	$20,609,855	1,548,372	$34,232,873
Shares issued in connection with
reinvestment of distributions	80,670	2,099,835	837,410	17,275,778
	902,027	22,709,690	2,385,782	51,508,651
Shares repurchased	(1,990,833)	(50,037,247)	(6,416,437)	(139,835,095)
Net decrease	(1,088,806)	$(27,327,557)	(4,030,655)	$(88,326,444)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	10,897	$260,196	26,659	$551,109
Shares issued in connection with
reinvestment of distributions	—	—	9,736	191,995
	10,897	260,196	36,395	743,104
Shares repurchased	(57,937)	(1,375,600)	(188,266)	(3,903,921)
Net decrease	(47,040)	$(1,115,404)	(151,871)	$(3,160,817)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	71,378	$1,744,620	113,707	$2,391,401
Shares issued in connection with
reinvestment of distributions	—	—	44,390	886,475
	71,378	1,744,620	158,097	3,277,876
Shares repurchased	(149,421)	(3,626,223)	(743,458)	(15,984,263)
Net decrease	(78,043)	$(1,881,603)	(585,361)	$(12,706,387)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	20,653	$501,758	47,189	$1,003,840
Shares issued in connection with
reinvestment of distributions	—	—	11,588	233,044
	20,653	501,758	58,777	1,236,884
Shares repurchased	(46,884)	(1,138,812)	(98,540)	(2,082,987)
Net decrease	(26,231)	$(637,054)	(39,763)	$(846,103)

International Equity Fund 39

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	18,268	$450,978	62,334	$1,371,404
Shares issued in connection with
reinvestment of distributions	194	4,951	3,264	66,226
	18,462	455,929	65,598	1,437,630
Shares repurchased	(11,709)	(289,228)	(55,575)	(1,178,749)
Net increase	6,753	$166,701	10,023	$258,881

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	47,832	$1,245,444	49,994	$1,101,202
Shares issued in connection with
reinvestment of distributions	297	7,843	26,574	555,393
	48,129	1,253,287	76,568	1,656,595
Shares repurchased	(32,215)	(843,992)	(796,097)	(17,850,204)
Net increase (decrease)	15,914	$409,295	(719,529)	$(16,193,609)

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	371,163	$9,535,670	1,244,603	$28,153,818
Shares issued in connection with
reinvestment of distributions	28,589	754,742	110,061	2,302,466
	399,752	10,290,412	1,354,664	30,456,284
Shares repurchased	(264,177)	(6,765,534)	(767,766)	(16,970,855)
Net increase	135,575	$3,524,878	586,898	$13,485,429

	SIX MONTHS ENDED 12/31/17		YEAR ENDED 6/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	1,715,044	$43,959,073	2,724,845	$59,825,020
Shares issued in connection with
reinvestment of distributions	32,314	849,860	144,269	3,008,009
	1,747,358	44,808,933	2,869,114	62,833,029
Shares repurchased	(654,249)	(16,588,227)	(2,387,265)	(52,786,536)
Net increase	1,093,109	$28,220,706	481,849	$10,046,493

40 International Equity Fund

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/17	cost	proceeds	income	of 12/31/17
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$18,354,575	$116,533,956	$120,069,173	$84,693	$14,819,358
Putnam Short Term
Investment Fund**	8,703,302	135,445,006	116,405,446	96,561	27,742,862
Total Short-term
investments	$27,057,877	$251,978,962	$236,474,619	$181,254	$42,562,220

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

International Equity Fund 41

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$—	$307,965	$323,394	$7,237	$2,241	$—	$695,947	$63,518	$74,030	$1,474,332
Total Assets	$—	$307,965	$323,394	$7,237	$2,241	$—	$695,947	$63,518	$74,030	$1,474,332
Liabilities:
Forward currency contracts#	102,563	—	18,629	87,096	527,213	24,264	684,241	194,104	—	1,638,110
Total Liabilities	$102,563	$—	$18,629	$87,096	$527,213	$24,264	$684,241	$194,104	$—	$1,638,110
Total Financial and Derivative Net
Assets	$(102,563)	$307,965	$304,765	$(79,859)	$(524,972)	$(24,264)	$11,706	$(130,586)	$74,030	$(163,778)
Total collateral received (pledged)†##	$—	$141,064	$211,000	$(53,917)	$(370,406)	$—	$(185,816)	$—	$—
Net amount	$(102,563)	$166,901	$93,765	$(25,942)	$(154,566)	$(24,264)	$197,522	$(130,586)	$74,030
Controlled collateral received (including TBA
commitments)**	$—	$141,064	$211,000	$—	$—	$—	$—	$—	$—	$352,064
Uncontrolled collateral received	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Collateral (pledged) (including TBA
commitments)**	$—	$—	$—	$(53,917)	$(370,406)	$—	$(185,816)	$—	$—	$(610,139)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

42 International Equity Fund	International Equity Fund 43

Note 8: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$395,100,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$1,474,332	Payables	$1,638,110
Total		$1,474,332		$1,638,110

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(5,126,919)	$(5,126,919)
Total	$(5,126,919)	$(5,126,919)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(630,740)	$(630,740)
Total	$(630,740)	$(630,740)

44 International Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Jameson A. Baxter, Chair	Vice President, Treasurer,
Management, LLC	Kenneth R. Leibler, Vice Chair	and Clerk
One Post Office Square	Liaquat Ahamed
Boston, MA 02109	Ravi Akhoury	Janet C. Smith
	Barbara M. Baumann	Vice President,
Investment Sub-Advisors	Katinka Domotorffy	Principal Financial Officer,
Putnam Investments Limited	Catharine Bond Hill	Principal Accounting Officer,
16 St James’s Street	Paul L. Joskow	and Assistant Treasurer
London, England SW1A 1ER	Robert E. Patterson
	George Putnam, III	Susan G. Malloy
The Putnam Advisory Company, LLC	Robert L. Reynolds	Vice President and
One Post Office Square	Manoj P. Singh	Assistant Treasurer
Boston, MA 02109
	Officers	Mark C. Trenchard
Marketing Services	Robert L. Reynolds	Vice President and
Putnam Retail Management	President	BSA Compliance Officer
One Post Office Square
Boston, MA 02109	Jonathan S. Horwitz	Nancy E. Florek
	Executive Vice President,	Vice President, Director of
Custodian	Principal Executive Officer,	Proxy Voting and Corporate
State Street Bank	and Compliance Liaison	Governance, Assistant Clerk,
and Trust Company		and Assistant Treasurer
Robert T. Burns
Legal Counsel	Vice President and	Denere P. Poulack
Ropes & Gray LLP	Chief Legal Officer	Assistant Vice President, Assistant
Clerk, and Assistant Treasurer
James F. Clark
Vice President and
Chief Compliance Officer

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

SA009 309404 2/18

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: February 27, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: February 27, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: February 27, 2018